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                                                                    EXHIBIT 10.8

                                 THIRD AMENDMENT
                                       TO
                            LOAN AND PLEDGE AGREEMENT

                  THIS THIRD AMENDMENT TO THE LOAN AND PLEDGE AGREEMENT (this "AMENDMENT") is made as of February 22, 2001 by and between World Commerce Online, Inc., a Delaware corporation (the "COMPANY"), and Anthony Laver, an individual (the "LENDER").

                                    RECITALS:

                  WHEREAS, for value received, the Company and the Lender executed a Loan and Pledge Agreement dated as of January __, 2001 in the amount of Five Hundred Thousand Dollars ($500,000) (the "LOAN AGREEMENT");

                  WHEREAS, on February 1, 2001, the Company and the Lender executed that certain First Amendment to Loan and Pledge Agreement to clarify certain provisions;

                  WHEREAS, on February 12, 2001, the Company and the Lender executed that certain Second Amendment to Loan and Pledge Agreement to extend the maturity date of the Senior Secured Promissory Note; and

                  WHEREAS, the Company and the Lender agree to further amend and modify the Loan Agreement to clarify the provisions relating to the Lender's senior security interest in the Company's assets.

                  NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Amendment to the Loan Agreement. Section 3.1 of the Loan Agreement shall be amended and restated as follows:

                           "3.1     Security Interest and Pledge. As security
         for the prompt and complete payment of any and all obligations of the Company under this Agreement and the Lender Note, or under any other agreement or note, now existing or hereafter rising, whether for principal, interest, expenses or otherwise, the Company hereby grants, transfers and assigns and pledges to Lender all of its respective right, title and interest in and grants Lender a senior security interest in the Company's assets as set forth in Schedule 3.1 attached hereto (the "PLEDGED ASSETS") now in existence, together with after-acquired property."

                  2. Non-Modification. Except to the extent amended and modified hereby, all terms, provisions and conditions of the Loan Agreement shall continue in full force and effect and shall remain unmodified and enforceable.

                  IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

                                    WORLD COMMERCE ONLINE, INC.,
                                     as Borrower


                                    By: /s/ Mark E. Patten
                                    --------------------------------------------
                                    Mark E. Patten, Chief Financial Officer


                                    /s/ Anthony Laver
                                    --------------------------------------------
                                    Anthony Laver, as Lender